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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2004

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)

(303) 233-3500
(Registrant's telephone number)

Item 7. Exhibits

        The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are filed herewith.

Item 9. Regulation FD Disclosure

        On June 2, 2004 ACT issued a press release announcing its contract extension with AT&T for outsourced global teleconferencing. The press release is furnished as an exhibit to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: June 4, 2004	By:	/s/ GENE WARREN Gene Warren Chief Executive Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically)
99.1	Press release dated June 2, 2004.

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  Item 7. Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index